SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 21, 2002




                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-9971             91-1413284
--------------------------------    -----------------   ------------------------
(State or other Jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
-----------------------------------------------------            -----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: 713-624-9500

Item 7. Financial Statements and Exhibits



        Exhibit No.           Description

          4.1 Form of Senior Debt Security Due 2007 of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

          5.1  Opinion of Cahill Gordon & Reindel.

          5.2  Opinion of Stewart McKelvey Stirling Scales.

          8.1 Opinion of White & Case LLP as to certain United States federal tax matters.

          8.2 Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             BURLINGTON RESOURCES INC.



Date:  February 21, 2002     By:  /s/ Daniel D. Hawk
                                  ------------------------------
                                  Name:   Daniel D. Hawk
                                  Title:  Vice President and
                                          Treasurer

                                  EXHIBIT INDEX

        Exhibit No.           Description

          4.1 Form of Senior Debt Security Due 2007 of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

          5.1  Opinion of Cahill Gordon & Reindel.

          5.2  Opinion of Stewart McKelvey Stirling Scales.

          8.1 Opinion of White & Case LLP as to certain United States federal tax matters.

          8.2 Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.